UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)	September 29, 2006

TSLC I, Inc.

(Exact name of registrant as specified in its charter

Florida (State or other jurisdiction of incorporation)	0-23161 (Commission File Number)	59-3424305 (IRS Employer ID Number)

2701 N. Rocky Point Drive, Suite 183, Tampa, FL	33607

(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code:	(813) 286-2700

4902 W. Waters Avenue
Tampa, FL 33634

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items

On September 29, 2006, the Liquidating Trustee of the TSLC I, Inc. Creditors' Liquidation Trust, made a final distribution to creditors in the amount of $14,445,765.77. The TSLC I, Inc. Creditors’ Liquidation Trust is the liquidating trust formed pursuant to the confirmed chapter 11 plan of liquidation of TSLC I, Inc., successor to Tropical Sportswear Int’l, Inc., and its affiliated debtors (collectively, the “Company”). On October 3, 2006, the Liquidating Trustee filed a motion for entry of a final decree closing the Company’s chapter 11 cases. The text of the press release is attached as an exhibit hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

           (a) Financial statements of business acquired: Not applicable

           (b) Pro forma financial statements: Not applicable

           (c) Exhibits: 99.1 Press Release dated October 4, 2006.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSLC I, Inc. BY: TSLC I, Inc. Creditors Liquidation Trust /s/ Mark Stickel Name: Mark Stickel Title: Liquidating Trustee

Dated: October 4, 2006